(PLAINS RESOURCES LETTERHEAD)


                                                                    NEWS RELEASE


CONTACT: Stephen A. Thorington
         Executive Vice President and Chief Financial Officer
         (713) 739-6700 or (800) 934-6083

FOR IMMEDIATE RELEASE

                PLAINS RESOURCES REPORTS SECOND QUARTER EARNINGS

Houston, Texas - August 12, 2003 - Plains Resources Inc. (NYSE:PLX) today reported net income of $1.1 million, or $0.04 per diluted share for the second quarter of 2003 compared to income from continuing operations of $1.5 million or $.04 per diluted share for the second quarter of 2002. Net income includes an after-tax noncash mark-to-market loss of $0.7 million ($0.03 per diluted share) to reflect the change in fair value of the Company's oil swap positions. Including income from discontinued operations for Plains Exploration & Production Company (NYSE: PXP), which the Company distributed to its stockholders in a tax-free spin-off on December 18, 2002, the Company reported net income of $9.7 million in the second quarter of 2002.

The Company reported equity in earnings from its investment in Plains All American Pipeline, L.P. (NYSE: PAA) of $5.4 million compared to $5.3 million in the second quarter of 2002. The Company's cash distribution from PAA was $7.8 million in the second quarter of 2003, an 8% increase from the second quarter 2002 distribution of $7.2 million.

Oil production volumes were 2,264 barrels per day in the second quarter of 2003 compared to 2,527 barrels per day in the prior year quarter. In accordance with SEC Staff Accounting Bulletin 101, the Company's results reflect revenue from oil production in the period it is sold as opposed to when it is produced. The Company reported sales of 2,231 barrels of oil per day in the second quarter of 2003 compared to 2,226 barrels per day in the second quarter of 2002. Unit gross margin declined to $6.41 per barrel in the second quarter of 2003 as compared to $11.57 in the second quarter of 2002 due to lower realized oil prices and increased production expenses due to higher electricity and fuel costs. The Company's average wellhead oil price, which is net of quality differentials, hedging and derivative cash settlements, was $19.53 per barrel in the second quarter of 2003 as compared to $23.06 per barrel in last year's second quarter, primarily due to higher quality differentials to NYMEX prices.

For the first six months of the year net income was $8.4 million, or $0.32 per diluted share, compared to income from continuing operations of $2.2 million, or $0.06 per diluted share, in 2002. Including income from discontinued operations, the Company reported net income of $16.3 million, or $0.64 per diluted share, for the six months ended June 30, 2002. Net income for


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the 2003 period includes a $3.2 million after-tax noncash gain related to the equity offering of PAA completed in the first quarter of 2003 and a $0.9 million net of tax gain from the adoption of SFAS 143.

"Clearly, the most significant event during the quarter was the retirement of the Series D Preferred coupled with the restructuring of the bank facility. Additionally, consistent with previous statements, the active Treasury Share Program continues as evidenced by the common share repurchases through the quarter," stated Mr. John T. Raymond, Chief Executive Officer and President.

Through its Treasury Share Program the Company repurchased 677,275 common shares at an average price of $10.82 per share in the second quarter of 2003. Since the beginning of 2003, the Company has repurchased a total of 819,975 common shares at an average price of $10.95 per share. All of the common share repurchases were funded out of available cash. In addition, in the second quarter the Company paid $23.3 million to retire the entire 46,600 outstanding shares of Series D Preferred Stock that was convertible into 1,671,416 shares of common stock at a price of $13.94 per share.

CONFERENCE CALL/WEBCAST INSTRUCTIONS:

The Company will host a conference call to discuss the results and other forward-looking items on Tuesday, August 12, 2003. The call will begin at 10:00 a.m. (central time). The dial-in conference number is: 800-223-9488 or international: 785-832-1508. Reference Conference I.D.#: Plains. The replay will be available for 2 weeks at 800-934-2729 or international at 402-220-1140.

To access the Internet webcast, please go to the Company's website at www.plainsresources.com, under investor relations section choose "conference calls." Following the live webcast, the call will be archived for a period of sixty (60) days on the Company's website.

Plains Resources is an independent energy company engaged in the acquisition, development and exploitation of crude oil and natural gas. Through its ownership in Plains All American Pipeline, L.P., Plains Resources has interests in the midstream activities of marketing, gathering, transportation, terminaling and storage of crude oil. Plains Resources is headquartered in Houston, Texas.

Except for the historical information contained herein, the matters discussed in this news release are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include, among other things, economic conditions, oil and gas price volatility, uncertainties inherent in the exploration for and development and production of oil and gas and in estimating reserves, regulatory changes and other factors discussed in Plains Resources' filings with the Securities and Exchange Commission.


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PLAINS RESOURCES INC.
CONSOLIDATED STATEMENTS OF INCOME
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                   THREE MONTHS ENDED               SIX MONTHS ENDED
                                                                        JUNE 30,                        JUNE 30,
                                                               --------------------------      --------------------------
                                                                  2003            2002            2003            2002
                                                               ----------      ----------      ----------      ----------
REVENUES
  Oil sales                                                    $    4,347      $    4,787      $   11,624      $    8,966
  Hedging                                                              --            (128)           (307)           (251)
                                                               ----------      ----------      ----------      ----------
                                                                    4,347           4,659          11,317           8,715
                                                               ----------      ----------      ----------      ----------
COSTS AND EXPENSES
  Production expenses                                               1,520           1,304           3,378           2,697
  Production and ad valorem taxes                                     233             125             637             228
  Oil transportation expenses                                         910             891           2,028           1,830
  General and administrative                                        1,595           1,708           3,407           3,375
  Depreciation, depletion and amortization                          1,028           1,168           2,433           2,327
  Accretion of asset retirement obligation                             57              --             113              --
  Other operating expenses                                            137              --             137              --
                                                               ----------      ----------      ----------      ----------
                                                                    5,480           5,196          12,133          10,457
                                                               ----------      ----------      ----------      ----------
OTHER INCOME (EXPENSE)
  Equity in earnings of Plains All American Pipeline, L.P.          5,397           5,256          11,722           9,606
  Gain on Plains All American Pipeline, L.P. unit offering             --              --           6,108              --
  Gain (loss) on derivatives
    Change in fair value                                           (1,299)             --            (633)             --
    Cash settlements                                                 (382)             --          (1,114)             --
  Interest expense                                                   (508)         (1,790)         (1,009)         (3,477)
  Interest and other income                                            31               8             106              27
                                                               ----------      ----------      ----------      ----------
                                                                    3,239           3,474          15,180           6,156
                                                               ----------      ----------      ----------      ----------
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES               2,106           2,937          14,364           4,414
 Income tax benefit (expense)
    Current                                                          (210)           (363)         (2,601)          2,405
    Deferred                                                         (800)         (1,118)         (4,276)         (4,631)
                                                               ----------      ----------      ----------      ----------
INCOME FROM CONTINUING OPERATIONS                                   1,096           1,456           7,487           2,188
  Income from discontinued operations, net of tax                      --           8,218              --          14,082
                                                               ----------      ----------      ----------      ----------
INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE                1,096           9,674           7,487          16,270
  Cumulative effect of accounting change, net of tax                   --              --             933              --
                                                               ----------      ----------      ----------      ----------
NET INCOME                                                          1,096           9,674           8,420          16,270
  Preferred dividends                                                (253)           (350)           (603)           (700)
                                                               ----------      ----------      ----------      ----------
INCOME AVAILABLE TO COMMON STOCKHOLDERS                        $      843      $    9,324      $    7,817      $   15,570
                                                               ==========      ==========      ==========      ==========

EARNINGS PER SHARE (IN DOLLARS)
 Basic
    Income from continuing operations                          $     0.04      $     0.05      $     0.29      $     0.06
    Discontinued operations                                            --            0.34              --            0.60
    Change in accounting policy                                        --              --            0.04              --
                                                               ----------      ----------      ----------      ----------
                                                               $     0.04      $     0.39      $     0.33      $     0.66
                                                               ==========      ==========      ==========      ==========
 Diluted
    Income from continuing operations                          $     0.04      $     0.04      $     0.28      $     0.06
    Discontinued operations                                            --            0.33              --            0.58
    Change in accounting policy                                        --              --            0.04              --
                                                               ----------      ----------      ----------      ----------
                                                               $     0.04      $     0.37      $     0.32      $     0.64
                                                               ==========      ==========      ==========      ==========
Weighted average shares outstanding
    Basic                                                          23,475          23,883          23,727          23,759
    Diluted                                                        25,151          24,585          24,172          24,373


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PLAINS RESOURCES INC.
FINANCIAL AND OPERATING DATA

                                                     THREE MONTHS ENDED                SIX MONTHS ENDED
                                                           JUNE 30,                        JUNE 30,
                                                  --------------------------      --------------------------
                                                     2003            2002            2003            2002
                                                  ----------      ----------      ----------      ----------
DISTRIBUTIONS FROM PAA (THOUSANDS OF DOLLARS)
   General partner interest                       $      816      $      516      $    1,498      $      953
   Limited partner units                               6,978           6,666          13,800          13,187
                                                  ----------      ----------      ----------      ----------
                                                  $    7,794      $    7,182      $   15,298      $   14,140
                                                  ==========      ==========      ==========      ==========
PRODUCTION AND SALES VOLUMES
   Production volumes (MBbls)                            206             230             438             477
   Daily average production volumes (Bbls)             2,264           2,527           2,420           2,635
   Sales volumes (MBbls)                                 203             202             479             418
   Daily average sales volumes (Bbls)                  2,231           2,226           2,646           2,313
UNIT ECONOMICS ($/Bbl)
  Average oil sales price
    Average NYMEX                                 $    28.91      $    26.27      $    31.32      $    24.02
    Hedging and derivative cash settlements            (1.88)          (0.63)          (2.97)          (0.60)
    Differential                                       (7.50)          (2.58)          (7.05)          (2.57)
                                                  ----------      ----------      ----------      ----------
    Net realized price                                 19.53
                                                                       23.06           21.30           20.85
   Production expenses                                 (7.49)          (6.46)          (7.05)          (6.45)
   Production and ad valorem taxes                     (1.15)          (0.62)          (1.33)          (0.55)
   Oil transportation expenses                         (4.48)          (4.41)          (4.23)          (4.38)
                                                  ----------      ----------      ----------      ----------
   Gross margin                                   $     6.41      $    11.57      $     8.69      $     9.47
                                                  ==========      ==========      ==========      ==========


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PLAINS RESOURCES INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS OF DOLLARS)

                                                                                    THREE MONTHS ENDED        SIX MONTHS ENDED
                                                                                         JUNE 30,                  JUNE 30,
                                                                                  ----------------------    ----------------------
                                                                                     2003         2002         2003         2002
                                                                                  ---------    ---------    ---------    ---------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                        $   1,096    $   9,674    $   8,420    $  16,270
Items not affecting cash flows from continuing operating activities
   Income from discontinued operations, net of tax                                       --       (8,218)          --      (14,082)
   Equity in earnings of Plains All American Pipeline, L.P.                          (5,397)      (5,256)     (11,722)      (9,606)
   Gain on Plains All American Pipeline, L.P. unit offering                              --           --       (6,108)          --
   Distributions received from Plains All American Pipeline, L.P.                     7,794        7,182       15,298       14,140
   Other                                                                              3,905        2,334        7,976        7,679
Change in assets and liabilities from operating activities                           (1,559)      17,386       (1,602)       2,768
                                                                                  ---------    ---------    ---------    ---------
Net cash provided by continuing activities                                            5,839       23,102       12,262       17,169
Net cash provided by discontinued activities                                             --       10,238           --       19,776
                                                                                  ---------    ---------    ---------    ---------
Net cash provided by operating activities                                             5,839       33,340       12,262       36,945
                                                                                  ---------    ---------    ---------    ---------
CASH FLOWS FROM INVESTING ACTIVITIES
Additions to oil and gas properties                                                    (945)      (4,164)      (1,494)      (4,720)
Additions to other property and equipment                                                --          (14)          --          (31)
Investment in Plains All American Pipeline, L.P.                                         --           --         (589)          --
                                                                                  ---------    ---------    ---------    ---------
Net cash used in continuing activities                                                 (945)      (4,178)      (2,083)      (4,751)
Net cash used in discontinued activities                                                 --      (18,397)          --      (42,358)
                                                                                  ---------    ---------    ---------    ---------
Net cash used in investing activities                                                  (945)     (22,575)      (2,083)     (47,109)
                                                                                  ---------    ---------    ---------    ---------
CASH FLOWS FROM FINANCING ACTIVITIES
Net change in credit facility                                                        19,500      (13,500)      15,000        6,000
Retirement of Series D preferred stock                                              (23,300)          --      (23,300)          --
Treasury stock purchases                                                             (7,328)          --       (8,977)          --
Other                                                                                   (99)       2,793           69        4,061
                                                                                  ---------    ---------    ---------    ---------
Net cash provided by (used in) continuing activities                                (11,227)     (10,707)     (17,208)      10,061
Net cash provided by (used in) discontinued activities                                   --           --           --           --
                                                                                  ---------    ---------    ---------    ---------
Net cash provided by (used in) financing activities                                 (11,227)     (10,707)     (17,208)      10,061
                                                                                  ---------    ---------    ---------    ---------
Net increase (decrease) in cash and cash equivalents                                 (6,333)          58       (7,029)        (103)
Cash and cash equivalents, beginning of period                                        8,111        1,018        8,807        1,179
                                                                                  ---------    ---------    ---------    ---------
Cash and cash equivalents, end of period                                          $   1,778    $   1,076    $   1,778    $   1,076
                                                                                  =========    =========    =========    =========


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PLAINS RESOURCES INC.
CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS OF DOLLARS)

                                                                      JUNE 30,      DECEMBER 31,
                                                                        2003            2002
                                                                    ------------    ------------
                                  ASSETS
CURRENT ASSETS
       Cash and cash equivalents                                    $      1,778    $      8,807
       Accounts receivable and other current assets                        4,624           3,104
       Inventories                                                         1,788           2,305
                                                                    ------------    ------------
                                                                           8,190          14,216
                                                                    ------------    ------------
PROPERTY AND EQUIPMENT, AT COST
      Oil and gas properties - full cost method                          352,062         349,517
      Other property and equipment                                            27              27
                                                                    ------------    ------------
                                                                         352,089         349,544
      Less allowance for depreciation, depletion and amortization       (298,403)       (299,214)
                                                                    ------------    ------------
                                                                          53,686          50,330
                                                                    ------------    ------------
INVESTMENT IN PLAINS ALL-AMERICAN PIPELINE, L.P.                          82,202          70,042
                                                                    ------------    ------------
OTHER ASSETS
       Deferred income taxes                                               8,460          16,957
       Other                                                              10,294           9,867
                                                                    ------------    ------------
                                                                          18,754          26,824
                                                                    ------------    ------------
                                                                    $    162,832    $    161,412
                                                                    ============    ============
                   LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
       Accounts payable and other current liabilities               $      9,369    $      8,187
       Current maturities of long-term debt                               20,000          18,000
                                                                    ------------    ------------
                                                                          29,369          26,187
                                                                    ------------    ------------
LONG-TERM BANK DEBT                                                       40,000          27,000
                                                                    ------------    ------------
ASSET RETIREMENT OBLIGATION                                                1,957              --
                                                                    ------------    ------------
OTHER LONG-TERM LIABILITIES                                                2,937           2,716
                                                                    ------------    ------------
STOCKHOLDERS' EQUITY
       Series D cumulative convertible preferred stock                        --          23,300
       Common stock                                                        2,823           2,806
       Additional paid-in capital                                        275,781         273,162
       Retained earnings (deficit)                                       (96,066)       (103,882)
       Accumulated other comprehensive income                              2,023          (2,862)
       Treasury stock, at cost                                           (95,992)        (87,015)
                                                                    ------------    ------------
                                                                          88,569         105,509
                                                                    ------------    ------------
                                                                    $    162,832    $    161,412
                                                                    ============    ============


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